Exhibit 10.16





                             D E E D O F P L E D G E


                                     between


                           SANITEC INTERNATIONAL S.A.
                                   as Pledgor


                                       and


                              THE BANK OF NEW YORK
                          as security agent and trustee
                                   as Pledgee





                                   7 May 2002










                                 WASELIUS & WIST

This DEED OF PLEDGE (the "DEED") is entered into on 7 May 2002 by and between

(i) SANITEC INTERNATIONAL S.A., a public limited liability company (SOCIETE ANONYME) incorporated under the laws of Luxembourg, registered with the companies registrar of Luxembourg under number B 82.055, and having its registered address at 19-21 boulevard Prince Henri, L-1724 Luxembourg (the "PLEDGOR"), and

(ii) THE BANK OF NEW YORK, a banking corporation formed under the laws of the State of New York, and having its registered address at One Canada Square, London E14 5AL, United Kingdom, as security agent and trustee for and on behalf of the Holders (as defined in the Indenture) of the Notes (as defined herein) (the "PLEDGEE").



WITNESSETH:

WHEREAS, the Pledgor holds all of the issued and outstanding capital stock (the "POOL SHARES") of Pool Acquisition Netherlands B.V. (in liquidation), a private limited company incorporated under the laws of the Netherlands, with registered address at Julianaweg 190 A, 1131 DL Volendam, the Netherlands;

WHEREAS, Pool Acquisition Netherlands B.V. (in liquidation), in turn, holds all of the issued and outstanding capital stock of Sanitec Oy, a private limited company incorporated under the laws of Finland, registered with the trade register of Finland under Company ID number 1700086-7, with registered address at Mikonkatu 15 A, 00100 Helsinki, Finland ("SANITEC");

WHEREAS, the Pledgor has undertaken, subsequent to the date of the Indenture, to cause Pool Acquisition Netherlands B.V. (in liquidation) transfer to the Pledgor the Sanitec Shares (as defined herein), resulting in Sanitec becoming a direct, wholly-owned subsidiary of the Pledgor;



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

WHEREAS, the Pledgor and the Pledgee have entered into that certain Indenture dated as of 7 May 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), pursuant to which the Pledgor has issued 9% Senior Notes due 2012 (including the Initial Notes issued as of the date of the Indenture and any Additional Notes or Exchange Notes, the "NOTES");

WHEREAS, the terms of the Indenture require that the Pledgor (i) pledge to the Pledgee for itself and for the PRO RATA benefit of the Holders, the Intercompany Loans and the Sanitec Shares (each as defined herein) and (ii) execute and deliver this Deed in order to secure the payment and performance by the Pledgor of all of the Obligations (as defined in the Indenture) of the Pledgor under the Indenture and the Notes (the "SECURED OBLIGATIONS");

WHEREAS, the Sanitec Shares (as defined herein) are subject to a first priority pledge by virtue of the Pledge Agreement dated 31 March 2002 (as from time to time be amended, restated, supplemented, otherwise modified, replaced, transferred or assigned, the "PLEDGE AGREEMENT I") between Pool Acquisition Netherlands B.V. (in liquidation) as pledgor and Bayerische Hypo- und Vereinsbank AG, London Branch ("HYPOVEREINSBANK") as security agent for certain lenders under the Credit Agreement (as defined in the Indenture);

WHEREAS, the Pledgee has agreed that the pledge of the Sanitec Shares hereunder is subject to the first priority pledge under Share Pledge I (as defined herein);

WHEREAS, the Pledgor, pursuant to the Senior Notes Loan Subordination Agreement dated 14 December 2001, as amended and restated, and the Subordination Agreement dated 26 April 2001, as amended and restated (collectively, the "SUBORDINATION AGREEMENTS"), has agreed to subordinate its receivables from Sanitec to payments due by Sanitec under the Credit Agreement;



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WHEREAS, until the perfection of the pledge to the Pledgee of the Sanitec Shares
(as defined herein), the Pool Shares will be pledged to the Pledgee pursuant to the Deed of Pledge of Registered Shares in Pool Acquisition Netherlands B.V. (in liquidation) dated 2 May 2002; and

WHEREAS, the perfection of the pledge of the Sanitec Shares (as defined herein) will take place upon the transfer of the Sanitec Shares (as defined herein) to the Pledgor,

NOW, THEREFORE, in consideration of the premises, the Pledgor hereby agrees with the Pledgee (together the "PARTIES," and each of the Parties severally, a "PARTY") for the benefit of the Pledgee and the Holders as follows.

1        CERTAIN DEFINITIONS

1.1 As referred to in this Deed, the following terms shall have the following meanings (the singular, where appropriate, including the plural, and vice versa). Capitalised terms used herein and not otherwise defined shall have the meanings assigned to such terms in the
         Indenture:

         INTERCOMPANY LOANS shall collectively mean the loans under the following agreements:

         (i) the Senior Notes Loan Agreement, a copy of which is attached hereto as Exhibit 1, effective as of 7 May 2002, as amended, modified, renewed, refunded, replaced or refinanced from time to time, between the Pledgor and Sanitec pursuant to which the Pledgor has loaned the gross proceeds from the issue of the Notes to Sanitec;

         (ii) the PIK On-Loan Agreement II, a copy of which is attached hereto as Exhibit 2, effective as of 7 May 2002, as amended, modified, renewed,



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                  refunded, replaced or refinanced from time to time, originally entered into between Pool Financing Helsinki Oy, a company organized under the laws of Finland and registered with the Finnish trade register under company ID 1700087-5 and Sanitec, pursuant to which the proceeds from a certain PIK On-Loan I have been loaned to Sanitec. As of the date of this Deed, the Pledgor will be the lender under PIK On-Loan Agreement II; and

         (iii) The Finnish Shareholder Loan Facility Agreement, a copy of which is attached hereto as Exhibit 3, effective as of 7 May 2002, as amended, modified, renewed, refunded, replaced or refinanced from time to time, between the Pledgor and Sanitec pursuant to which the Pledgor has loaned the proceeds from a certain Luxembourg Shareholder Loan Facility Agreement to Sanitec,

         and shall include:

         (iv) any instruments representing the Intercompany Loans, and all products and proceeds of the Intercompany Loans, including, without limitation, all interest, principal and premium payments, and all instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or in replacement of the Intercompany Loans or any of the foregoing.

         RELEVANT INDEBTEDNESS means Indebtedness (as defined in the Indenture) under the Credit Agreement or any Indebtedness under any Credit Facility incurred pursuant to clause (1) or (2) of the second paragraph of Section 4.10 of the Indenture.

         SANITEC SHARES shall mean, the shares of Sanitec representing all of the issued and outstanding capital stock of Sanitec as specified in
         Exhibit 4 hereto and shall include:



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         (i)      all products and proceeds from time to time received,
                  receivable or otherwise distributed in respect of or in exchange for any or all of the Sanitec Shares, including, without limitation, dividends and return of capital; and

         (ii) all additional shares of Sanitec, all securities convertible into shares of Sanitec or replacing such shares, and all options, warrants, subscription rights or other rights to purchase capital stock of, or other Equity Interests in, Sanitec from time to time acquired by the Pledgor in any manner, and all products and proceeds of any of the foregoing, including, without limitation, all dividends, options, warrants, subscription rights and other rights to purchase capital stock of, or other Equity Interests in, Sanitec, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (the "ADDITIONAL SANITEC SHARES").

         SECURITY AGENT shall mean HypoVereinsbank, its successor or assignee, or, as applicable, another security agent in respect of Share Pledge I (as defined herein).

         SHARE PLEDGE I shall mean the pledge under the Pledge Agreement I or, as applicable, any other pledge of the Sanitec Shares that secures Relevant Indebtedness (as defined herein).

2        PLEDGE

2.1 The Pledgor hereby grants to the Pledgee for its benefit and for the PRO RATA benefit of the Holders

         a) a first priority pledge in all of the Pledgor's rights and receivables under the Intercompany Loans; and

         b)       a pledge of the Sanitec Shares



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

                  (the assets specified in (a) and (b) collectively, the "PLEDGED ASSETS" and the pledges specified in (a) and (b) collectively, the "PLEDGE")

         as security for the payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations.

2.2 Subject to the terms and conditions of the Indenture, the pledge of the Sanitec Shares hereunder shall be subject and second ranking to the Share Pledge I, and the pledge of Sanitec Shares under this Deed shall in each case permit perfection of the Share Pledge I, PROVIDED that, subsequent to any such perfection, the pledge of the Sanitec Shares under this Deed shall have the same priority as, and be on terms no less favourable to the Holders than, the priority contemplated herein had the Pledge Agreement I still been in effect. It is expressly acknowledged that the pledge under this Deed shall, without any separate consent by the Pledgee, remain second ranking in the event that Pledge Agreement I is cancelled and replaced by a new pledge agreement in connection with any refinancing of any Relevant Indebtedness, and the Share Pledge I, granted in connection with any refinancing of the Relevant Indebtedness will rank before the pledge of Sanitec Shares under this Deed.

2.3 A certificate submitted by the Pledgee to the Pledgor as to the amount due in respect of the Secured Obligations or any part thereof shall (save for manifest error or fraud) be conclusive and binding on the Pledgor.





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

3        PERFECTION OF PLEDGE

3.1 For the purpose of perfecting the pledge of the Pledgor's rights and receivables under the Intercompany Loans, the Pledgor undertakes as of the date hereof

         (i) to cause that a notification substantially in the form as set out in Exhibit 5 hereto (the "INTERCOMPANY LOANS PLEDGE NOTICE") of the pledge of the Intercompany Loans is delivered to Sanitec in its capacity of debtor under the Intercompany Loans; and

         (ii) to cause that the receipt of the Intercompany Loans Pledge Notice is, upon receipt thereof, in writing acknowledged by Sanitec, and that a copy of the Intercompany Loans Pledge Notice, containing Sanitec's written acknowledgement of receipt thereof is forthwith delivered to the Pledgee.

3.2 For the purpose of perfecting the pledge of the Sanitec Shares, the Pledgor undertakes, as of the date of the transfer of title to the Sanitec Shares from Pool Acquisition Netherlands B.V. (in liquidation) to the Pledgor (in no event later than upon completion of the liquidation of Pool Acquisition Netherlands B.V.),

         (i) to notify the Pledgee of the transfer of title to the Sanitec Shares to the Pledgor, in a certificate signed by two (2) directors of the Pledgor;

         (ii) to cause that a notification substantially in the form as set out in Exhibit 6 hereto (the "SANITEC SHARES PLEDGE NOTICE") concerning the pledge of the Sanitec Shares, created by this Deed, is delivered to Sanitec with a copy to the Security Agent in its capacity of first priority pledgee in respect of the Sanitec Shares); and

         (iii) to cause that the receipt of the Sanitec Shares Pledge Notice, upon receipt thereof, is in writing acknowledged by Sanitec and the Security Agent, and that a



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

                  copy of the Sanitec Shares Pledge Notice containing written acknowledgements by Sanitec and the Security Agent of receipt thereof, is forthwith delivered to the Pledgee.

3.3 For the purpose of perfecting the pledge of Additional Sanitec Shares, the Pledgor shall each time upon grant or receipt of Additional Sanitec Shares, promptly take the measures specified in Sub-Sections 3.2. (ii) and 3.2. (iii).

4        REPRESENTATIONS AND WARRANTIES


4.1      The Pledgor herewith represents and warrants to the Pledgee that:


         a) the Pledgor is a public limited liability company duly organised and validly existing under the laws of Luxembourg;

         b) the Pledgor is the legal owner of the rights and receivables under the Intercompany Loans and will, at the latest upon liquidation of Pool Acquisition Netherlands B.V. (in liquidation), become the sole lawful owner of the Sanitec Shares;

         c) Sanitec has not issued share certificates or interim certificates with respect to the Sanitec Shares, or other certificates evidencing Equity Interests in Sanitec;

         d) Sanitec has not received any notification of pledge concerning the Intercompany Loans or the Sanitec Shares, other than the notification delivered in connection with the perfection of the pledge of the Sanitec Shares under Pledge Agreement I;



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         e)       the Pledgor has full corporate power and legal right to create the Pledge, to execute and deliver this Deed and to perform its obligations hereunder, and the execution and delivery by the Pledgor of this Deed have been duly authorised by way of all necessary corporate and other action on the part of the Pledgor, and Pledgor has the right to pledge the Pledged
                  Assets as provided in this Deed;

         f) the Pledgor has legal right to submit to the jurisdiction of the courts of Finland, and such submission is legal, valid and binding on the Pledgor;

         g) the Sanitec Shares have been duly authorised and validly issued and are fully paid and non-assessable;

         h) the Sanitec Shares constitute all of the authorised, issued and outstanding Equity Interests of Sanitec, and there are no other instruments or certificates, claims or encumbrances evidencing or representing any Equity Interest in Sanitec;

         i) each Intercompany Loan has been duly authorised and executed by each of Sanitec and the Pledgor and constitutes a legal, valid and binding obligation of each of Sanitec and the Pledgor, enforceable against each of Sanitec and the Pledgor in accordance with its terms;

         j) the Intercompany Loans constitute all of the loans made to Sanitec by the Pledgor;

         k) the Pledged Assets are free and clear of any pledge, security interest, charge, lien claim or encumbrances of any Person except for the pledges created by this Deed and Pledge Agreement I, and subject to the Subordination Agreements;



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

         l) the Pledge constitutes the legal, valid and binding obligations of the Pledgor, enforceable in accordance with their terms, and the execution, delivery and performance by the Pledgor of this Deed does not violate any applicable law, regulation, decree, order, permit, Articles of Association, corporate documents or contractual or other restriction existing and binding on either the Pledged Assets, the Pledgor or on any of its material properties;

         m) no consent or authorisation of, filing with or other act by any administrative or government authority or any other Person (including, but not limited to, any shareholder or creditor of the Pledgor), is required in connection with the creation, execution, delivery, performance, validity or enforceability of this Deed and the Pledge, other than the Intercompany Loans Pledge Notice and Sanitec Shares Pledge Notice referred to in
                  Section 3 above;

         n) no action, suit or proceeding is pending or, to the best knowledge of the Pledgor, threatened against the Pledgor before any court, board of arbitration or administrative agency, which would or could result in any material adverse effect on the Pledgor's ability to perform its obligations under this Deed or the Pledge; in particular, no proceedings disputing the Pledgor's title to any of the Pledged Assets, or the solvency of the Pledgor have been initiated or threatened; and

         o) all information set forth herein relating to the Pledged Assets is accurate and complete in all respects.

5        COVENANTS

5.1 For as long as any (or any part) of the Secured Obligations is outstanding, the Pledgor agrees that, without the Pledgee's prior written approval (which approval may only be



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         given by the Pledgee provided that, in the opinion of the Pledgee, such approval would not be materially prejudicial to the interests of the Holders of the Notes), neither the Pledgor nor Pool Acquisition Netherlands B.V. (in liquidation) will (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Assets except as permitted by this Deed, or (ii) create, incur or permit to exist any pledge, security interest, charge, lien and encumbrance in respect of the Pledged Assets, except for the Pledge set out in this Deed and the Share Pledge I, and subject to the Subordination Agreements.

5.2 Upon the termination of Share Pledge I without enforcement of the pledge thereunder, the Sanitec Shares and any documents evidencing the same shall be transferred and handed over to, or to the order of, the Pledgee, or its nominee or custodian, as instructed by the Pledgee.

5.3 The Pledgor shall at all times cause the Pledge to constitute a valid perfected pledge and security interest in the Pledged Assets, enforceable as such against all creditors of the Pledgor and (except as otherwise specifically provided herein) any Persons purporting to purchase any Pledged Assets from Pledgor.

5.4 The Pledgor agrees that it (at its own expense) will defend the right, title and interest of the Pledgee in the Pledged Assets against any claims and demands of any Person whomsoever.

5.5 The Pledgor shall, promptly upon request by the Pledgee, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, any documents, all in form and substance satisfactory to the Pledgee, deliver any instruments to the Pledgee and take any other actions that are necessary or, in the opinion of the Pledgee, desirable to perfect, continue the perfection of, or protect the first or second, as the case may be, priority of the Pledgee's security interest in, the Pledged Assets, to protect the Pledged Assets against the rights, claims, or interests of third parties, to



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         enable the Pledgee to exercise or enforce its rights and remedies hereunder, or otherwise to effect the purposes of this Deed. The Pledgor shall pay all costs incurred in connection with any of the foregoing.

5.6 The Pledgor agrees that it will cause either the completion of the liquidation of Pool Acquisition Netherlands B.V. (in liquidation) or the distribution of the Sanitec Shares to the Pledgor on or prior to 31 December 2002.

5.7 The Pledgor shall cause that Sanitec will not issue share certificates, interim certificates or other certificates evidencing the Sanitec Shares or any Equity Interest in Sanitec, without the Pledgee's prior written consent.

5.8 The Pledgor shall comply with Article X of the Indenture, including providing the Pledgee with any opinions, certificates or any other information required thereunder.

6        EVENT OF DEFAULT AND ENFORCEMENT

6.1 The Pledgor agrees, upon the occurrence of an Event of Default (as defined in the Indenture), to notify the Pledgee, Sanitec and the Security Agent thereof.

6.2 All payments that the Pledgor is entitled to receive under the Intercompany Loans shall be made to or to the order of the Pledgee. The Pledgor agrees to cause Sanitec to notify the Pledgee of each payment to be made under the Intercompany Loans in accordance with the Intercompany Loans Pledge Notice. The Pledgor shall, seven (7) days prior to each payment under the Intercompany Loans, confirm to the Pledgee that no Event of Default has occurred.

6.3 Subject to the Subordination Agreements and Section 6.2 above, upon the occurrence of an Event of Default and at any time thereafter, the Pledgee shall, by notice of such Event of Default to the Pledgor and Security Agent, in addition to any rights conferred



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         on the Pledgee pursuant to Finnish law, be entitled, without observance of or adherence to any Finnish law or other statutory rules relating to the enforcement of pledge or liquidation of pledge objects, and without the consent of the Pledgor or judgement or decision of any court, by public or private sale or by other procedure as the Pledgee in its sole discretion shall deem fit, to take possession of and to liquidate and convert into ready money the Pledged Assets, in which case all of the Secured Obligations (notwithstanding any provision in any document to the contrary) shall be considered immediately due and payable (unless already earlier due and payable pursuant to the provisions of this Deed or any other document) without further notice, protest, or demand.

6.4 Notwithstanding anything to the contrary in Section 6.3 above, in the event of an enforcement of the first priority pledge by the Security Agent under the Share Pledge I, the Pledgee shall be entitled to receive any and all proceeds resulting from the sale of the Sanitec Shares pursuant to such enforcement, which are in excess of the amounts owing under Relevant Indebtedness.

6.5 In the event that the Pledgee receives any payments, proceeds or amounts under Sections 6.2, 6.3 or 6.4 above, the Pledgee shall apply the payments, proceeds or amounts so obtained

                - FIRST, in payment or satisfaction of all the Liabilities (as defined herein) then due and unpaid; and

                - SECOND, in or towards satisfaction of all of the Secured Obligations then outstanding in accordance with the terms of the Indenture.

         Any excess proceeds shall be accounted for by the Pledgee and paid over to or to the order of the Pledgor or to its assignee.



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6.6      To the extent reasonably practicable before and after the exercise of any right under Section 6.3 above, the Pledgee agrees to give notice of any such intended or actual action to the Pledgor.

6.7 The rights and remedies agreed herein in favour of the Pledgee shall operate as a variation and extension of the Pledgee's statutory power of liquidation and sale of the Pledge as set out in Chapter 10, Section 2 of the Finnish Commercial Code and of any other rights and remedies provided by law.

7        PAYMENTS DERIVED FROM THE PLEDGED ASSETS

7.1 The Pledgee shall comply with Section 10.07 of the Indenture with respect to the receipt of any funds pursuant to the Pledge or otherwise under this Deed.

8        INDEMNITY

8.1 The Pledgor shall pay or discharge all costs, expenses and liabilities incurred by the Pledgee and any of its Appointees (as defined herein) in relation to the preparation and execution of, the exercise of their powers and the performance of their duties under, and in any other manner in relation to, this Deed and the Pledge including, but not limited to, liabilities incurred in connection with the preservation and enforcement of the Pledgee's rights under this Deed and the Pledge and the perfection and release of the Pledge, legal fees, travelling expenses and any stamp, registration and other taxes or duties paid or payable by the Pledgee in connection with any action taken or contemplated by or on behalf of the Pledgee for enforcing, or resolving any doubt concerning or for any other purpose in relation to, this Deed or the Pledge (the "LIABILITIES"). All such amounts shall be payable by the Pledgor upon receipt of written demand therefor from the Pledgee.

8.2 The Pledgee shall not be liable for any acts or omissions under this Deed or the Pledge, or for any liabilities incurred by a Party or any Holder by reason of the exercise or non-exercise of its authorities, powers, rights, obligations or discretions



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         under this Deed or the Pledge, except for any liability arising out of the negligence, wilful default, fraud or, as regards indemnity VIS-A-VIS the Holders, breach of trust by the Pledgee.

9        TAXES

9.1 The Pledgor will pay all present and future registration fees, stamp duties and any other duty, fee or tax in relation to this Deed and the Pledge, and hold harmless and indemnify the Pledgee against any loss or liability incurred by the Pledgee as a consequence of the Pledgor's failure or delay in the payment thereof.

10       APPOINTMENT

10.1 The Pledgor hereby irrevocably appoints the Pledgee to be its attorney, on its behalf and in its name, to execute and to do any assurances, acts and things which the Pledgor ought to execute and do under the covenants, terms and conditions contained in this Deed, and generally on its behalf and in its name to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Deed or otherwise on the Pledgee. The Pledgor hereby ratifies and confirms and agrees to ratify and confirm whatever such attorney does or purports to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in this Section 10.

11       NOTICES

11.1 Any notices in connection with this Deed shall be given in writing to the address specified below of each of the Parties, and shall be deemed to be received when actually received by the relevant recipient thereof.





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         For the Pledgor:           Sanitec International S.A.
                                    Attention: Dr. Rainer Simon
                                    19-21 boulevard Prince Henri
                                    L-1724 Luxembourg
                                    RC Luxembourg 13 82 054
                                    Facsimile Nr.: ____________________

         For the Pledgee:           The Bank of New York
                                    Attention: Corporate Trust Administration
                                    One Canada Square
                                    London E14 5AL
                                    England
                                    Facsimile Nr. +44 (0) 207 964 6399

12       ENTRY INTO FORCE AND TERMINATION

12.1 This Deed shall enter into force immediately when duly signed, executed and delivered by the Parties.

12.2 This Deed shall terminate and expire when all of the Secured Obligations and the Liabilities have been fully paid, settled and discharged in accordance with this Deed and the Indenture.

12.3 Subject to Article X of the Indenture, the Pledge shall not be deemed satisfied and shall not be released or discharged by any payment, performance, discharge or satisfaction of any part of the Secured Obligations and shall extend to cover any sum or sums of money or other liabilities and obligations which for the time being constitute the balance of the Secured Obligations until all of the Secured Obligations shall have been paid, performed, fulfilled or otherwise discharged in full in accordance with the terms of the Indenture.



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12.4     If the Pledgee considers that in respect of an amount paid by the
         Pledgor under the Secured Obligations, there exists a reasonable risk that such payment will be avoided or otherwise set aside in the liquidation or administration of the Pledgor, or recovered to the estate of the Pledgor under applicable law or otherwise, then that amount shall not be considered to have been paid, settled and discharged to the Pledgee for the purposes of this Deed.

12.5 Nothing in this Deed shall be construed to prohibit the repayment of any or all of the Intercompany Loans if, and to the extent, permitted by the Indenture and the Subordination Agreements.

12.6 Notwithstanding anything to the contrary in Section 12.3 above, the pledge of the Intercompany Loans shall be released upon full repayment and discharge of the Intercompany Loans, as permitted by the Indenture and the Subordination Agreements.

12.7 Upon the termination of this Deed and the Pledge in accordance with this Deed and the Indenture, and upon the written request of the Pledgor and subject to the Pledgee having been indemnified for any Liabilities, the Pledgee shall

         (i) promptly execute and deliver to the Pledgor such documents as the Pledgor may reasonably request to evidence the termination of this Deed or the release of the Pledged Assets; and

         (ii) promptly deliver or cause to be delivered to the Pledgor all property of the Pledgor then held by the Pledgee, or an Appointee or nominee of the Pledgee pursuant to this Deed and the Pledge.

13       BENEFITS

13.1 This Deed and the Pledge shall inure to the benefit of the Pledgee, the Holders and their respective successors, transferees and assignees.

13.2 Nothing in this Deed, express or implied, shall give to any Person, other than the Parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Deed and the Pledge.

13.3 The rights and remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

13.4 The rights of the Pledgee and the Holders hereunder are cumulative with all of their respective rights under the Indenture.

13.5 The Holders shall not enforce this Deed or the Pledge other than as provided in the Indenture.

14       GOVERNING LAW AND JURISDICTION

14.1 This Deed shall be construed in accordance with and shall be governed by Finnish law.

14.2 The courts of Finland shall have jurisdiction in respect of any matters or disputes arising in connection with this Deed and the Pledge, including the validity thereof. The District Court of Helsinki shall be the court of first instance.

15       ENTIRE AGREEMENT

15.1 This Deed contains the entire understanding between the Parties concerning the subject-matter hereof, and supersedes any agreement between the Parties, which is in contradiction with this Deed.

16       ASSIGNMENT

16.1 This Deed or any rights or obligations thereunder may not be assigned by either Party without the prior written consent of the other Party. The Pledgee may, however, assign this Deed to a successor acting as trustee and collateral agent under the Indenture without the consent of the Pledgor.

16.2     Notwithstanding the above, the Pledgee may

         (i) delegate to any Person all or any of its rights or powers under this Deed on such terms (including the power to subdelegate) as the Pledgee sees fit; and
         (ii) employ agents, managers, employees, advisers and others on such terms as the Pledgee sees fit,

                  (i) and (ii), collectively, the "APPOINTEES",

         and, provided reasonable care is used in the selection of such Appointees, the Pledgee shall not in any way be responsible for any liability incurred by reason of any misconduct or default on the part of any Appointee.

17       INVALIDITY

17.1 Should any provision of this Deed be or become invalid, void or unenforceable, all the remaining provisions and terms hereof shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby. The Parties agree that they by way of negotiations in good faith shall replace the invalid, void or unenforceable provision with a valid and enforceable provision which, to the fullest extent possible, reflects the original intention of the Parties set out in the relevant provision.

18       RESCISSION

18.1 To the fullest extent permitted by Finnish law, the Pledgor hereby waives its rights to rescind this Deed and the Pledge, or to avoid any legal or administrative action in connection with this Deed and the Pledge.


19       SURVIVAL

19.1 All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Deed, and shall terminate only upon the full and final payment, performance and discharge by the Pledgor of the Secured Obligations and the Liabilities.


20       WAIVERS

20.1 Subject to the terms of the Indenture, a waiver of any provision of this Deed shall be effective only if made in writing.

20.2 Neither the Pledgee nor any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof.

20.3 Failure of the Pledgee or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

20.4 A waiver by the Pledgee or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Pledgee or such Holder would otherwise have on any future occasion.

21       AMENDMENTS

21.1 Subject to the provisions of the Indenture, any amendment of any provision of this Deed shall be in writing and duly signed by both Parties hereto.


22       COUNTERPARTS

22.1 This Deed is executed in two (2) counterparts, each of which shall be deemed an original.




















                            (Signature page follows.)

IN WITNESS WHEREOF, the Parties have executed this Deed on the date first above written.



SANITEC INTERNATIONAL S.A.
as Pledgor


by                                                         by

/s/ Timo Lehto                                             /s/ Laurence Schultz
-----------------------                                    ---------------------
Timo Lehto, Director                                       Laurence Schultz


THE BANK OF NEW YORK
as security agent and trustee, as Pledgee


by                                                         by

/s/ Paul Pereira
----------------------                                     ---------------------
Paul  Pereira, AVP

EXHIBIT 1
---------

                         THE SENIOR NOTES LOAN AGREEMENT
                         -------------------------------

                                    EXHIBIT 2
                                    ---------

                          THE PIK ON-LOAN AGREEMENT II
                          ----------------------------

                                    EXHIBIT 3
                                    ---------

                 THE FINNISH SHAREHOLDER LOAN FACILITY AGREEMENT
                 -----------------------------------------------

                                    EXHIBIT 4
                                    ---------



                   COMPANY                DESCRIPTION AND NUMBER OF SHARES     PERCENTAGE OF SHARE
                                                                                     CAPITAL
                 Sanitec Oy,             30,000,000   shares   (Nr.   1   -           100 %
            Company ID 1700086-7         30,000,000),  representing  all of
                                         the   issued    and    outstanding
                                         capital stock of Sanitec Oy.

                                    EXHIBIT 5
                                    ---------


NOTIFICATION CONCERNING THE PLEDGE OF INTERCOMPANY LOANS


To:      Sanitec Oy
         The Board of Directors
         Mikonkatu 15 A
         FIN-00100 Helsinki
         Finland



Dear Sirs,

By way of a Deed of Pledge dated 7 May 2002, Sanitec International S.A. (the "PLEDGOR") has pledged to The Bank of New York, as security agent and trustee for the holders of the 9% Senior Notes due 2012, initially issued by the Pledgor on 7 May 2002 (respectively, the "TRUSTEE" and the "NOTES"), all of the Pledgor's receivables under the loans under the following agreements:

(i) the Senior Notes Loan Agreement, a copy of which is attached hereto as Appendix 1, effective as of 7 May 2002, as amended, modified, renewed, refunded, replaced or refinanced from time to time, between the Pledgor and Sanitec Oy ("SANITEC") pursuant to which the Pledgor has loaned the gross proceeds from the issue of the Notes to Sanitec;

(ii) the PIK On-Loan Agreement II, a copy of which is attached hereto as Appendix 2, effective as of 7 May 2002, as amended, modified, renewed, refunded, replaced or refinanced from time to time, originally entered into between Pool Financing Helsinki Oy, a company organized under the laws of Finland and registered with the Finnish trade register under company ID 1700087-5 and Sanitec, pursuant to which the the proceeds from a certain PIK On-Loan I have been loaned to Sanitec. As of the date of this Deed, the Pledgor will be the lender under PIK On-Loan Agreement II; and

(iii) the Finnish Shareholder Loan Facility Agreement, a copy of which is attached hereto as Appendix 3, effective as of 7 May 2002, as amended, modified, renewed, refunded, replaced or refinanced from time to time, between the Pledgor and Sanitec pursuant to which the Pledgor has loaned the proceeds from a certain Luxembourg Shareholder Loan Facility Agreement to Sanitec,

(collectively, the "INTERCOMPANY LOANS"); and

(iv) any the instruments representing the Intercompany Loans, and all products and proceeds of the Intercompany Loans, including, without limitation, all interest, principal and premium payments, and all instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or in replacement of the Intercompany Loans or any of the foregoing.

The Pledgor and the Trustee hereby notify Sanitec in its capacity of debtor under the Intercompany Loans of the above pledge.

All payments under (i) - (iv) above shall be made to or to the order of the Trustee. No payment may be made to another person with discharging effect.

Sanitec shall (i) notify the Trustee of each payment to be made under (i) - (iv) above not later than fourteen (14) days before the due date of payment and (ii) request the Trustee to give payment instructions to Sanitec in respect of such payment. Any notifications from Sanitec to the Trustee shall be addressed as set out in the Deed of Pledge.



















                            (Signature page follows.)

In the City of _______________ on 7 May 2002


SANITEC INTERNATIONAL S.A.
as Pledgor


by                                                         by

_____________________                                      _____________________



THE BANK OF NEW YORK
as Trustee


by                                                         by

_____________________                                      _____________________

We hereby acknowledge the receipt of and agree with this notification and confirm that we have not received any prior notification of the transfer or pledge of the Intercompany Loans.


SANITEC OY

by                                                         by

_____________________                                      ____________________

                                    EXHIBIT 6
                                    ---------


NOTIFICATION CONCERNING THE PLEDGE OF THE SHARES OF SANITEC OY


To:               Sanitec Oy
                  The Board of Directors
                  Mikonkatu 15 A
                  FIN-00100 Helsinki
                  Finland

Copy to:          [INSERT NAME OF THE SECURITY AGENT]
                  [INSERT ADDRESS OF THE SECURITY AGENT]


Dear Sirs,


By way of a Deed of Pledge dated 7 May 2002, Sanitec International S.A. (the "PLEDGOR") has pledged to The Bank of New York, as security agent and trustee for the holders of the 9% Senior Notes due 2012, initially issued by Sanitec International S.A. on 7 May 2002 (respectively, the "TRUSTEE" and the "NOTES"), the following shares in Sanitec Oy ("SANITEC"):


           COMPANY                       DESCRIPTION AND NUMBER OF SHARES               PERCENTAGE OF SHARE
                                                                                              CAPITAL
         Sanitec Oy,            30,000,000    shares   (Nr.   1   -    30,000,000),            100 %
     Company ID 1700086-7       representing  all of  the  issued  and  outstanding
                                capital stock of Sanitec.


and,

(i) all products and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, including, without limitation, dividends; and

(ii) all additional shares of Sanitec, all securities convertible into shares of Sanitec or replacing such shares, and all options, warrants, subscription rights or other rights to purchase capital stock of, or other equity interests in, Sanitec from time to time acquired by the Pledgor in any manner, and all products and proceeds of any of the foregoing, including, without limitation, all dividends, options, warrants, subscription rights and other rights to purchase capital stock of, or other equity interests in, Sanitec, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing

(collectively, the "SANITEC SHARES").


The Pledgor and the Trustee hereby notify Sanitec of the above pledge of the Sanitec Shares.

The above pledge of Sanitec Shares is subject to the pledge under [INSERT NAME OF AGREEMENT GOVERNING SHARE PLEDGE I] (the "SHARE PLEDGE I"). With a copy of this notification, [INSERT NAME THE SECURITY AGENT] (the "SECURITY AGENT"), in its capacity of first priority pledgee of the Sanitec Shares and security agent for certain lenders under Share Pledge I is herewith notified of its duty of care VIS-A-VIS the Trustee as security agent and trustee for the holders of the Notes.

Upon liquidation of the Sanitec Shares for the purposes of enforcement of the pledge under Share Pledge I, all proceeds in excess of those then owing under the Share Pledge I shall be paid to or to the order of the Trustee, and no payment may be made to any other person with discharging effect.

Upon the termination of the Share Pledge I without enforcement of the pledge thereunder, the Sanitec Shares and any documents evidencing the same shall be transferred and handed over to or the order of the Trustee or its nominee or custodian, as instructed by the Trustee, and no transfer and hand-over of the Sanitec Shares may be made to any other person with discharging effect.

In the event Sanitec issues share certificates, interim certificates or other certificates evidencing any equity interest in Sanitec, such certificates shall be delivered to the Trustee or, should the pledge under the Share Pledge I be outstanding, to the Security Agent, with notification thereof to the Trustee.









                            (Signature page follows.)

In the City of [INSERT PLACE] on [INSERT DATE]



SANITEC INTERNATIONAL S.A.
as Pledgor


by                                                         by

_____________________                                      ____________________



THE BANK OF NEW YORK
as Trustee


by                                                         by

_____________________                                      ____________________

We hereby acknowledge the receipt of and agree with this notification, and confirm that (i) the Sanitec Shares are registered in our share register and shareholders' register in the name of the Pledgor, (ii) no share certificates or interim certificates have been issued with regard to the Sanitec Shares and
(iii) we have not received any prior notification of the transfer or pledge of the Sanitec Shares, except for the pledge of the Sanitec Shares under the Share Pledge I.



SANITEC OY


by                                                         by

_____________________                                      _____________________



We hereby acknowledge the receipt of and agree with this notification.


[THE SECURITY AGENT - INSERT NAME]


by                                                         by

_____________________                                      _____________________